UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      December 15, 2005

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-22151                     93-0969365
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 10, 2005, our Board of Directors dismissed Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm. This dismissal was communicated to such firm on November 24, 2005. The Board had appointed Amper, Politziner & Mattia, P.C. during February 2004.

On November 24, 2005, the Board of Directors appointed the firm Kost, Forer, Gabbay, & Kasierer, member of Ernst & Young Global, to serve as our independent registered public accountants for the fiscal year ending December 31, 2004. The decision to change accountants was recommended and approved by the Board of Directors.

From February 2004 through the date hereof, there were no disagreements with Amper, Politziner & Mattia, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Amper, Politziner & Mattia, P.C.'s satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for the year ended December 31, 2003.

Amper, Politziner & Mattia, P.C.'s report on our consolidated financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2003, and through October 10, 2005, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B), except that the Company disclosed in item 8A, Controls and Procedures, of its Annual Report on Form 10-KSB/A for the year ended December 31, 2003, that in evaluation the Company's internal controls, management identified the following material weaknesses:

As of December 31, 2003, the Company had 1) limited resources and manpower in the finance department and 2) inadequate controls in the financial reporting process.

The Company's Audit Committee, Board of Directors and management discussed those reportable events with our former accountant, Amper, Politziner & Mattia, P.C., as part of 2003 Form 10-KSB/A authorization.

On December 8, 2005, the Company has authorized the former accountant, Amper, Politziner & Mattia, P.C., to respond fully to the inquiries of the successor accountant, Kost, Forer, Gabbay, & Kasierer, member of Ernst & Young Global.

We provided Amper, Politziner & Mattia, P.C. with a copy of the foregoing disclosures. On December 15, 2005, we received the letter filed as Exhibit 16.1 to this current report on Form 8-K/A.

During the year ended December 31, 2003 and through the date hereof, we did not consult with Kost, Forer, Gabbay, & Kasierer, member of Ernst & Young Global, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1      Letter from Amper, Politziner & Mattia, P.C. dated December 15, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OrganiTECH U.S.A., INC.
                                           (Registrant)

Date December 15, 2005

                                           By /s/ Lior Hessel
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                                           Lior Hessel
                                           President and Chief Executive Officer